UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 21, 2018

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 43rd Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2018, the Board of Directors of AmTrust Financial Services, Inc. (the “Company”) approved an increase in the size of the Board from seven to eight directors, pursuant to the authority granted to it by the Company’s Amended and Restated Certificate of Incorporation. In conjunction with the increase in the size of the Board, the Company’s Nominating and Corporate Governance Committee nominated, and the Board elected, Mark Serock as a director to fill the vacancy on the Board, effective immediately. Prior to his appointment, the Board determined Mr. Serock is independent for purposes of the Nasdaq listing standards and the Company’s Corporate Governance Guidelines.

Mr. Serock is entitled to receive compensation in the same manner as the Company’s other non-employee directors, which consists of an annual board retainer of $100,000, per meeting fees of $1,000 for special meetings, other than meetings held in executive session, and for all meetings attended in excess of six (6) meetings, and a grant of restricted stock units valued at $70,000, with a one-year vesting period. Mr. Serock will enter into the Company’s standard form of indemnification agreement for directors and executive officers. He is not a party to any transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K, nor are there any arrangements or understandings between the Company and Mr. Serock or any other persons pursuant to which he was selected as a director.

Mr. Serock, age 67, was employed by KPMG LLP from 1973 to 2011. He was elected to the partnership of KPMG in 1984 and served in that capacity until his retirement in 2011. As a partner, Mr. Serock’s principal responsibility was the performance of financial statement audits of public and non-public companies, including many financial services companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date	March 21, 2018

/s/ Stephen Ungar
Stephen Ungar
SVP, General Counsel and Secretary